Exhibit 99.1

Saga Communications, Inc.

Reports 2nd Quarter 2024 Results

Contact:

Samuel D. Bush

(313) 886-7070

Grosse Pointe Farms, MI – August 8, 2024 – Saga Communications, Inc. (Nasdaq - SGA) (the “Company” or “Saga”) today reported that net revenue decreased 1.5% to $28.7 million for the quarter ended June 30, 2024 compared to $29.2 million for the same period last year.   Station operating expense increased 5.1% for the quarter to $23.5 million compared to the same period last year.  For the quarter, operating income was $2.1 million compared to $4.3 million for the same quarter last year and station operating income (a non-GAAP financial measure) decreased to $6.4 million from $8.0 million for the same period last year.  Capital expenditures were $1.5 million for the quarter compared to $1.3 million for the same period last year.  We had net income of $2.5 million for the quarter compared to net income of $3.4 million for the second quarter last year.  Diluted earnings per share were $0.40 in the second quarter of 2024.

On a same station basis for the quarter ended June 30, 2024, net revenue decreased 2.4% to $28.5 million,  station operating expense increased 4.0% to $23.3 million, and operating income was $2.1 million compared to $4.3 million for the same quarter last year.

Net revenue decreased 2.0% to $53.4 million for the six-month period ended June 30, 2024 compared to $54.5 million for the same period last year.   Station operating expense increased 5.5% for the six-month period to $46.5 million compared to the same period last year.  For the six-month period, our operating loss was $0.3 million compared to operating income of $5.2 million and station operating income (a non-GAAP financial measure) decreased to $9.2 million from $12.8 million for the same period last year.  Capital expenditures for the six-months were flat at $2.6 million compared with the same period last year.  Net income was $0.9 million for the six-month period compared to $4.3 million for the same period last year.  Diluted earnings per share were $0.15 in the first six-months of 2023.

On a same station basis for the six months ended June 30, 2024, net revenue decreased 2.5% to $53.1 million from last year, station operating expense increased 4.9% to $46.3 million, and we had an operating loss of $0.3 million compared to operating income of $5.2 million for the same period last year.

The Company closed on its acquisition of five radio stations and one translator in Lafayette, IN on May 31, 2024.  These stations were operated by the Company for one month during the 2nd quarter of 2024.

The Company paid a quarterly dividend of $0.25 per share on June 28, 2024.  The aggregate amount of the quarterly dividend was approximately $1.6 million.  To date, Saga has paid over $132 million in dividends to shareholders since the first special dividend was paid in 2012.  The Company intends to pay regular quarterly cash dividends in the future.  Consistent with its strategic objective of maintaining a strong balance sheet and with returning value to our shareholders, the Board of Directors will also continue to consider declaring special cash dividends, variable dividends and stock buybacks in the future.

The Company’s balance sheet reflects $24.1 million in cash and short-term investments as of June 30, 2024 and $26.2 million as of August 5, 2024.  The Company currently has $5.0 million drawn against its $50.0 million revolving credit facility.  The funds were drawn on the line as a part of the acquisition of the Lafayette, IN radio stations. The Company expects to spend approximately $5.0 – $5.5 million for capital expenditures during 2024.

Saga’s 2024 Second Quarter conference call will be held on Thursday, August 8, 2024 at 11:00 a.m.  The dial-in number for the call is (973) 528-0008.  Enter conference code 379213.  A recording and transcript of the call will be posted to the Company’s website as soon as it is available after the call.

The Company requests that all parties that have a question that they would like to submit to the Company please email the inquiry by 10:00 a.m. on August 8, 2024 to SagaIR@sagacom.com. The Company will discuss, during the limited period of the conference call, those inquiries it deems of general relevance and interest. Only inquiries made in compliance with the foregoing directions will be discussed during the call.

Saga utilizes certain financial measures that are not calculated in accordance with generally accepted accounting principles (GAAP) to assess its financial performance.  The attached Selected Supplemental Financial Data tables disclose “actual”, “same station”, and “proforma” financial information as well as the Company’s reconciliation of non-GAAP measures: GAAP operating income to station operating income, GAAP net income to trailing twelve-month consolidated EBITDA and actual operating results to same station operating results as well as other financial data.   The actual financial information reflects our historical financial results and include the results of operations for stations that we did not own for the entire comparable period. The same station financial information reflects only the results of operations for stations that we owned for the entire comparable period.  The proforma financial information assume all acquisitions in 2024 occurred as of January 1, 2023.  Such non-GAAP measures include same station financial information, pro forma financial information, station operating income, trailing 12-month consolidated EBITDA, and leverage ratio. These non-GAAP measures are generally recognized by the broadcasting industry as measures of performance and are used by Saga to assess its financial performance including, but not limited to, evaluating individual station and market-level performance, evaluating overall operations, as a primary measure for incentive-based compensation of executives and other members of management and as a measure of financial position.  Saga’s management believes these non-GAAP measures are used by analysts who report on the industry and by investors to provide meaningful comparisons between broadcasting groups, as well as an indicator of their market value.  These measures are not measures of liquidity or of performance in accordance with GAAP and should be viewed as a supplement to and not as a substitute for the results of operations presented on a GAAP basis including net operating revenue, operating income, and net income. Reconciliations for all the non-GAAP financial measures to the most directly comparable GAAP measure are attached in the Selected Supplemental Financial Data tables.

This press release contains certain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 that are based upon current expectations and involve certain risks and uncertainties.  Words such as “will,” “may,” “believes,” “intends,” “expects,” “anticipates,” “guidance,” and similar expressions are intended to identify forward-looking statements.  The material risks facing our business are described in the reports Saga periodically files with the U.S. Securities and Exchange Commission, including, in particular, Item 1A of our Annual Report on Form 10-K.  Readers should note that forward-looking statements may be impacted by several factors, including global, national, and local economic changes and changes in the radio broadcast industry in general as well as Saga’s actual performance.  Actual results may vary materially from those described herein and Saga undertakes no obligation to update any information contained herein that constitutes a forward-looking statement.

Saga is a media company whose business is devoted to acquiring, developing and operating broadcast properties with a growing focus on opportunities complimentary to our core radio business including digital, e-commerce and non-traditional revenue initiatives.  Saga owns or operates broadcast properties in 28 markets, including 82 FM, 32 AM radio stations and 79 metro signals. For additional information, contact us at (313) 886-7070 or visit our website at www.sagacom.com.

Saga Communications, Inc.

Selected Consolidated Financial Data

For the Three and Six Months Ended

June 30, 2024 and 2023

(amounts in 000’s except per share data)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024	2023
Operating Results
Net operating revenue	$28,742	$29,175	$53,406	$54,479
Station operating expense	23,544	22,407	46,525	44,110
Corporate general and administrative	3,049	2,472	6,178	5,088
Other operating expense, net	6	—	977	80
Operating income (loss)	2,143	4,296	(274)	5,201
Interest expense	71	43	114	86
Interest income	(251)	(347)	(554)	(636)
Other income, net	(1,133)	—	(1,133)	(119)
Income before income tax expense	3,456	4,600	1,299	5,870
Income tax provision
Current	815	905	300	1,185
Deferred	140	345	75	415
	955	1,250	375	1,600
Net income	$2,501	$3,350	$924	$4,270

Earnings per share:
Basic	$0.40	$0.55	$0.15	$0.70
Diluted	$0.40	$0.55	$0.15	$0.70

Weighted average common shares	6,072	6,032	6,068	6,030
Weighted average common and common equivalent shares	6,072	6,032	6,068	6,030

	June 30,
	2024	2023
Balance Sheet Data
Working capital	$28,920	$40,856
Net fixed assets	$53,251	$53,372
Net intangible assets and other assets	$122,321	$120,411
Total assets	$221,617	$229,588
Long-term debt	$5,000	$—
Stockholders' equity	$165,827	$180,486

Saga Communications, Inc.

Selected Consolidated Financial Data

For the Six Months Ended

June 30, 2024 and 2023

(amounts in 000’s except per share data)

(Unaudited)

	Six Months Ended
	June 30,
	2024	2023

	(Unaudited)
	(In thousands)
Statement of Cash Flows
Cash flows from operating activities:
Net income	$924	$4,270
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	2,456	2,475
Deferred income tax expense	75	415
Amortization of deferred costs	18	18
Compensation expense related to restricted stock awards	973	493
Loss on sale of assets, net	977	80
Other (gain), net	(1,133)	(119)
Barter (revenue) expense, net	(32)	(1)
Deferred and other compensation	(82)	(242)
Changes in assets and liabilities:
Decrease in receivables and prepaid expenses	(453)	(1,643)
Increase in accounts payable, accrued expenses, and other liabilities	1,324	292
Total adjustments	4,123	1,768
Net cash provided by operating activities	5,047	6,038
Cash flows from investing activities:
Purchase of short-term investments	(10,817)	(10,241)
Redemption of short-term investments	12,928	10,237
Acquisition of property and equipment (Capital Expenditures)	(2,574)	(2,637)
Acquisition of broadcast properties	(5,705)	—
Proceeds from sale and disposal of assets	175	616
Proceeds from other gains and losses	1,143	—
Other investing activities	4	117
Net cash used in investing activities	(4,846)	(1,908)
Cash flows from financing activities:
Proceeds from long-term debt	5,000	—
Cash dividends paid	(19,391)	(16,816)
Net cash used in financing activities	(14,391)	(16,816)
Net decrease in cash and cash equivalents	(14,190)	(12,686)
Cash and cash equivalents, beginning of period	29,582	36,802
Cash and cash equivalents, end of period	$15,392	$24,116

Saga Communications, Inc.

Selected Supplemental Financial Data

For the Three Months Ended

June 30, 2024 and 2023

(amounts in 000’s)

(Unaudited)

	Actual		Same Station (1)		Pro Forma (2)
	Three Months Ended		Three Months Ended		Three Months Ended
	June 30,		June 30,		June 30,
	2024	2023	2024	2023	2024	2023
Operating Results
Net operating revenue	$28,742	$29,175	$28,480	$29,175	$29,282	$29,976
Station operating expense	23,544	22,407	23,311	22,407	24,023	23,095
Corporate general and administrative	3,049	2,472	3,049	2,472	3,049	2,472
Other operating expense, net	6	—	6	—	6	—
Operating income	2,143	4,296	$2,114	$4,296	2,204	4,409
Interest expense	71	43			123	122
Interest income	(251)	(347)			(251)	(347)
Other income, net	(1,133)	—			(1,133)	—
Income before income tax expense	3,456	4,600			3,465	4,634
Income tax provision
Current	815	905			817	905
Deferred	140	345			149	353
	955	1,250			966	1,258
Net income	$2,501	$3,350			$2,499	$3,376

Earnings per share:
Basic	$0.40	$0.55			$0.40	$0.55
Diluted	$0.40	$0.55			$0.40	$0.55

Weighted average common shares	6,072	6,032			6,072	6,032
Weighted average common and common equivalent shares	6,072	6,032			6,072	6,032

	Actual		Same Station (1)		Pro Forma (2)
	Three Months Ended		Three Months Ended		Three Months Ended
	June 30,		June 30,		June 30,
	2024	2023	2024	2023	2024	2023
Depreciation and amortization by segment
Radio Stations	$1,213	$1,198	$1,164	$1,198	$1,305	$1,336
Corporate	45	40	45	40	45	40
	$1,258	$1,238	$1,209	$1,238	$1,350	$1,376

(1)	Same station includes only the results of stations we owned and operated for the entire comparable period.
(2)	Pro Forma results assume all acquisitions in 2024 occurred as of January 1, 2023.

Saga Communications, Inc.

Selected Supplemental Financial Data

For the Six Months Ended

June 30, 2024 and 2023

(amounts in 000’s)

(Unaudited)

	Actual		Same Station (1)		Pro Forma (2)
	Six Months Ended		Six Months Ended		Six Months Ended
	June 30,		June 30,		June 30,
	2024	2023	2024	2023	2024	2023
Operating Results
Net operating revenue	$53,406	$54,479	$53,144	$54,479	$54,574	$55,987
Station operating expense	46,525	44,110	46,292	44,110	47,669	45,482
Corporate general and administrative	6,178	5,088	6,178	5,088	6,178	5,088
Other operating expense, net	977	80	977	80	977	80
Operating (loss) income	(274)	5,201	$(303)	$5,201	(250)	5,337
Interest expense	114	86			245	244
Interest income	(554)	(636)			(554)	(636)
Other income, net	(1,133)	(119)			(1,133)	(119)
Income before income tax expense	1,299	5,870			1,192	5,848
Income tax provision
Current	300	1,185			276	1,185
Deferred	75	415			71	410
	375	1,600			347	1,595
Net income	$924	$4,270			$845	$4,253

Earnings per share:
Basic	$0.15	$0.70			$0.13	$0.69
Diluted	$0.15	$0.70			$0.13	$0.69

Weighted average common shares	6,068	6,030			6,068	6,030
Weighted average common and common equivalent shares	6,068	6,030			6,068	6,030

	Actual		Same Station (1)		Pro Forma (2)
	Six Months Ended		Six Months Ended		Six Months Ended
	June 30,		June 30,		June 30,
	2024	2023	2024	2023	2024	2023
Depreciation and amortization by segment
Radio Stations	$2,365	$2,395	$2,317	$2,395	$2,594	$2,670
Corporate	91	80	91	80	91	80
	$2,456	$2,475	$2,408	$2,475	$2,685	$2,750

(1)	Same station includes only the results of stations we owned and operated for the entire comparable period.
(2)	Pro Forma results assume all acquisitions in 2024 occurred as of January 1, 2023.

Saga Communications, Inc.

Selected Supplemental Financial Data

For the Three and Six Months Ended

June 30, 2024 and 2023

(amounts in 000’s)

(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2024	2023	2024		2023
Reconciliation of GAAP operating income to station operating income (a non-GAAP financial measure)
Operating income (loss)	$2,143	$4,296	$(274)		$5,201
Plus:
Corporate general and administrative	3,049	2,472	6,178		5,088
Other operating expense, net	6	—	977		80
Station depreciation and amortization	1,213	1,198	2,365		2,395
Station operating income	$6,411	$7,966	$9,246		$12,764

Other financial data
Depreciation and amortization:
Radio Stations	$1,213	$1,198	$2,365		$2,395
Corporate	$45	$40	$91		$80
Compensation expense related to restricted stock awards	$520	$248	$973	(1)	$493	(1)
Other operating expense, net (2)	$6	$-	$977		$80
Other income, net (2)	$(1,133)	$-	$(1,133)		$(119)
Deferred income tax expense (2)	$140	$345	$75		$415
Acquisition of property and equipment (Capital Expenditures)	$1,524	$1,275	$2,574	(1)	$2,637	(1)

(1)	As presented in the Statement of Cash Flows in the Selected Consolidated Financial Data tables
(2)	As presented in the Operating Results in the Selected Consolidated Financial Data tables

Saga Communications, Inc.

Selected Supplemental Financial Data

June 30, 2024

(amounts in 000's)

(Unaudited)

		Less:	Plus:		Trailing
	12 Months Ended	6 Months Ended	6 Months Ended	Add:	12 Months Ended
	December 31,	June 30,	June 30,	Pro Forma	June 30,
	2023	2023	2024	Acquisitions (2)	2024
Reconciliation of GAAP Net Income to trailing 12 Month Consolidated Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") (a non-GAAP financial measure) (1)
Net income	$9,500	$4,270	$924	$95	$6,249
Exclusions:
Gain (loss) on sale of assets, net	(120)	(80)	(977)	—	(1,017)
Other income, net	1,510	756	1,719	—	2,473
Total exclusions	1,390	676	742	—	1,456
Consolidated adjusted net income (1)	8,110	3,594	182	95	4,793
Plus:
Interest expense	173	86	114	288	489
Income tax provision	3,375	1,600	375	7	2,157
Depreciation & amortization expense	5,055	2,475	2,456	426	5,462
Non-cash compensation	1,116	493	973	—	1,596
Trailing twelve month consolidated EBITDA (1)	$17,829	$8,248	$4,100	$816	$14,497

Total long-term debt, including current maturities					$5,000
Divided by trailing twelve month consolidated EBITDA (1)					14,497
Leverage ratio					0.34

(1)	As defined in the Company's credit facility.
(2)	Trailing Twelve Month Adjustment.

Saga Communications, Inc.

Selected Supplemental Financial Data

For the Three and Six Months Ended

June 30, 2024 and 2023

(amounts in 000’s)

(Unaudited)

Reconciliation of Actual Information to Same Station Operating Income

		Adjustments			Adjustments
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Three Months	and Dispositions	Three Months	Three Months	and Dispositions	Three Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2024	Period	2024	2023	Period	2023
Net operating revenue	$28,742	$(262)	$28,480	$29,175	$-	$29,175
Station operating expense	23,544	(233)	23,311	22,407	-	22,407
Corporate general and administrative	3,049	-	3,049	2,472	-	2,472
Other operating expense, net	6	-	6	-	-	-
Operating income	$2,143	$(29)	$2,114	$4,296	$-	$4,296

		Adjustments			Adjustments
	Actual	For Acquisitions	Same Station	Actual	For Acquisitions	Same Station
	Six Months	and Dispositions	Six Months	Six Months	and Dispositions	Six Months
	Ended	Not Included in	Ended	Ended	Not Included in	Ended
	June 30,	Entire Comparable	June 30,	June 30,	Entire Comparable	June 30,
	2024	Period	2024	2023	Period	2023
Net operating revenue	$53,406	$(262)	$53,144	$54,479	$-	$54,479
Station operating expense	46,525	(233)	46,292	44,110	-	44,110
Corporate general and administrative	6,178	-	6,178	5,088	-	5,088
Other operating expense, net	977	-	977	80	-	80
Operating (loss) income	$(274)	$(29)	$(303)	$5,201	$-	$5,201